UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2013

Norcraft Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36173	37-1738347
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3020 Denmark Avenue, Suite 100 Eagan, MN	55121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 297-0661

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 13, 2013, Norcraft Companies, L.P. (“Norcraft Companies”), a wholly-owned subsidiary of Norcraft Companies, Inc. (the “Company”), borrowed in full the aggregate principal amount of $150.0 million under the senior secured term loan credit agreement that was entered into on November 14, 2013 and previously announced, among Norcraft Companies, the lenders party thereto and Royal Bank of Canada, as administrative agent and collateral agent (the “Term Loan Facility”). On December 13, 2013, in connection with the borrowing under the Term Loan Facility, Norcraft Finance Corp. (“Norcraft Finance”), Norcraft Intermediate Holdings, L.P. and Norcraft Canada Corporation became parties to the Term Loan Facility, as guarantors, pursuant to a Joinder Agreement, a copy of which is filed as Exhibit 10.1 hereto, and, along with Norcraft Companies, entered into a series of agreements in connection with the Term Loan Facility, including the U.S. Security Agreement, the Canadian Security Agreement and the Intercreditor Agreement, copies of which are filed as Exhibits 10.2, 10.3 and 10.4 hereto, respectively.

The proceeds of the term loan borrowing, together with the proceeds from the Company’s recent initial public offering, were used to redeem Norcraft Companies and Norcraft Finance’s outstanding 10.5% senior secured second lien notes due 2015 (the “Existing Notes”) (including the payment of accrued interest and the applicable premium thereon and all other amounts due and payable in respect of the Existing Notes to the date of redemption) on December 16, 2013 as further described below.

Item 1.02.	Termination of a Material Definitive Agreement.

On December 13, 2013, Norcraft Companies satisfied and discharged the Existing Notes by irrevocably depositing with U.S. Bank National Association, as trustee for the Existing Notes (the “Trustee”), funds in trust in an amount sufficient to pay and discharge the entire amount outstanding in respect of the Existing Notes (including accrued interest and the applicable premium thereon and all other amounts due and payable in respect of the Existing Notes to the date of redemption). Upon the satisfaction and discharge of the Existing Notes, (i) all obligations under (A) the indenture, dated December 9, 2009, between Norcraft Companies, Norcraft Finance, the guarantors named therein and the Trustee, as supplemented on May 20, 2011 and May 26, 2011, pursuant to which the Existing Notes were issued (the “Indenture”), (B) the Existing Notes and (C) all Security Documents (as defined in the Indenture) and other documents entered into in connection therewith, were discharged and are of no further force and effect (except with respect to certain provisions that by the terms of the Indenture and such other documents expressly survive such satisfaction and discharge), and (ii) all liens granted on collateral securing the obligations under the Existing Notes were released. On December 16, 2013, the Existing Notes were redeemed in accordance with the Indenture.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangements of a Registrant.

The information contained in Item 1.01 above is incorporated by reference into this item 2.03.

Item 8.01.	Other Events.

On December 16, 2013, the Company issued a press release announcing the redemption of the Existing Notes, a copy of which is filed as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Joinder Agreement, dated as of December 13, 2013, by and among Norcraft Finance Corp., Norcraft Intermediate Holdings, L.P., Norcraft Canada Corporation, and Royal Bank of Canada, as Administrative Agent and Collateral Agent (incorporated by reference from Exhibit 10.1 of Norcraft Companies, L.P.’s Form 8-K filed with the Commission on December 19, 2013).

10.2	U.S. Security Agreement, dated as of December 13, 2013, by and among Norcraft Companies, L.P., as Borrower, Norcraft Intermediate Holdings, L.P. and the other guarantors party thereto, as Guarantors, and Royal Bank of Canada, as Collateral Agent (incorporated by reference from Exhibit 10.2 of Norcraft Companies, L.P.’s Form 8-K filed with the Commission on December 19, 2013).

10.3	Canadian Security Agreement, dated as of December 13, 2013, by and among Norcraft Canada Corporation, as Canadian Guarantor, and the other guarantors from time to time party thereto, as Guarantors, and Royal Bank of Canada, as Collateral Agent (incorporated by reference from Exhibit 10.3 of Norcraft Companies, L.P.’s Form 8-K filed with the Commission on December 19, 2013).

10.4	Intercreditor Agreement, dated as of December 13, 2013, by and among Royal Bank of Canada, as ABL Agent, Royal Bank of Canada, as Term Agent, and each Junior Agent from time to time party thereto (incorporated by reference from Exhibit 10.4 of Norcraft Companies, L.P.’s Form 8-K filed with the Commission on December 19, 2013).

99.1	Press Release of Norcraft Companies, Inc. dated December 16, 2013.

*  *  *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2013	Norcraft Companies, Inc.

	By:	/s/ Leigh Ginter
Name: Leigh Ginter
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Joinder Agreement, dated as of December 13, 2013, by and among Norcraft Finance Corp., Norcraft Intermediate Holdings, L.P., Norcraft Canada Corporation, and Royal Bank of Canada, as Administrative Agent and Collateral Agent (incorporated by reference from Exhibit 10.1 of Norcraft Companies, L.P.’s Form 8-K filed with the Commission on December 19, 2013).

10.2	U.S. Security Agreement, dated as of December 13, 2013, by and among Norcraft Companies, L.P., as Borrower, Norcraft Intermediate Holdings, L.P. and the other guarantors party thereto, as Guarantors, and Royal Bank of Canada, as Collateral Agent (incorporated by reference from Exhibit 10.2 of Norcraft Companies, L.P.’s Form 8-K filed with the Commission on December 19, 2013).

10.3	Canadian Security Agreement, dated as of December 13, 2013, by and among Norcraft Canada Corporation, as Canadian Guarantor, and the other guarantors from time to time party thereto, as Guarantors, and Royal Bank of Canada, as Collateral Agent (incorporated by reference from Exhibit 10.3 of Norcraft Companies, L.P.’s Form 8-K filed with the Commission on December 19, 2013).

10.4	Intercreditor Agreement, dated as of December 13, 2013, by and among Royal Bank of Canada, as ABL Agent, Royal Bank of Canada, as Term Agent, and each Junior Agent from time to time party thereto (incorporated by reference from Exhibit 10.4 of Norcraft Companies, L.P.’s Form 8-K filed with the Commission on December 19, 2013).

99.1	Press Release of Norcraft Companies, Inc. dated December 16, 2013.